Accounts Receivable, Net - Schedule of Movement of Allowance for Credit Losses (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Allowance for Credit Losses
Balance at the beginning of the year	¥ 130,148	$ 18,331	¥ 240,326	¥ 360,299
(Reversal) /Provisions	40,328	5,680	(41,943)	(62,267)
Write-offs	(22,981)	(3,237)	(68,235)	(57,706)
Balance at the end of the year	¥ 147,495	$ 20,774	¥ 130,148	¥ 240,326